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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): August 9, 2002





                          Commission File Number 1-5097



                             JOHNSON CONTROLS, INC.
             (Exact name of registrant as specified in its charter)




        Wisconsin                                       39-0380010
(State of Incorporation)                    (I.R.S. Employer Identification No.)



5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin                                       53201
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code: (414) 524-1200



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ITEM 9 REGULATION FD DISCLOSURE

Attached and incorporated herein by reference as Exhibit 99.1 and 99.2 is a copy of the sworn statements pursuant to Securities and Exchange Commission Order No. 4-460 signed by each Chief Executive Officer, James H. Keyes, and Chief Financial Officer, Stephen A. Roell on August 9, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JOHNSON CONTROLS, INC.


                                           BY:      /s/ Stephen A. Roell
                                                    --------------------
                                                    Stephen A. Roell
                                                    Senior Vice President and
                                                    Chief Financial Officer

Date: August 9, 2002














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                                  Exhibit Index

Exhibit No.

99.1 Registrant's Statement Under Oath of Chief Executive Officer dated August 9, 2002

99.2 Registrant's Statement Under Oath of Chief Financial Officer dated August 9, 2002







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